EXHIBIT 99.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Steven W.  Peterson,  certify,  pursuant to 18 U.S.C.  Section  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,  the Quarterly Report of Mesa Laboratories,  Inc.
     on Form  10-QSB for the  quarterly  period  ended  December  31, 2002 fully complies with the  requirements  of Section 13(a)or 15(d) of the Securities
     Exchange  Act of 1934 and that  information  contained  in such Form 10-QSB fairly  presents in all  material  respects  the  financial  condition  and results of operations of Mesa Laboratories, Inc.

                                  By:  /s/  Steven W. Peterson
                                       -----------------------
                                  Name:  Steven W. Peterson
                                  Title: Chief Financial Officer